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                                                                    EXHIBIT 21.1


                                  SCHEDULE 21.1

                                  SUBSIDIARIES


ENTITY NAME:                                       ORGANIZED IN:        D/B/A
------------                                       -------------        -----
Western CLEC Corporation                           Delaware             Business Services by Cellular One,
                                                                        Hendrix, Yuma 2-Way
Western COG Corporation                            Delaware
WWC CLEC Holding Corporation                       Delaware
WWC Holding Co., Inc.                              Delaware             Cellular One
WWC License Holding LLC                            Delaware
WWC License LLC                                    Delaware             Cellular One
WWC Paging Corporation                             Washington           Telewaves, Paging by Cellular One
WWC Systems Purchasing Corporation                 Delaware
WWC Texas RSA Holding Corporation                  Delaware
WWC Texas RSA Limited Partnership                  Delaware             Cellular One
Cellular One L.L.C.                                Delaware
Cellular One Group                                 Delaware
Western Wireless International Corporation         Delaware
Western Wireless International Holding
  Corporation                                      Delaware
Western Wireless International 3G Corporation      Delaware
Western Wireless International Austria
  Corporation                                      Delaware
Western Wireless International Bolivia
  Corporation                                      Delaware
Western Wireless International Bolivia II
  Corporation                                      Delaware
Western Wireless International Bolivia III
  Corporation                                      Delaware
Western Wireless International Croatia
  Corporation                                      Delaware
Western Wireless International Georgia
  Corporation                                      Delaware
Western Wireless International Ghana
  Corporation                                      Delaware
Western Wireless International Haiti
  Corporation                                      Delaware
Western Wireless International Iceland
  Corporation                                      Delaware
Western Wireless International Ireland
  Corporation                                      Ireland
Western Wireless International Ivory Coast
  Corporation                                      Delaware
Western Wireless International Ivory Coast II
  Corporation                                      Delaware
Western Wireless International Paraguay
  Corporation                                      Delaware
Western Wireless International SakSat
  Corporation                                      Delaware
Western Wireless International Slovenia
  Corporation                                      Delaware
Western Wireless International Slovenia II
  Corporation                                      Delaware
Western Wireless International II LLC              Delaware
Western Wireless International d.o.o.              Slovenia
ACG Telesystems Ghana LLC                          Delaware
CCIH, L.L.C.                                       Delaware
Communications Cellulaire d'Haiti, S.A.            Haiti
EHG Einkaufs- und Handels GmbH                     Austria
Islandia ehf                                       Iceland
Meteor Mobile Holdings Limited                     Ireland
Meteor Mobile Communications                       Ireland
Meteor II Limited                                  Ireland
NuevaTel S.A.                                      Bolivia
SakSat Georgia                                     Delaware
TAL hf                                             Iceland
tele.ring D Diensteistung GmbH                     Austria
tele.ring Telekom Service GmbH                     Austria

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
tele.ring Telekom Service GmbH & Co KEG            Austria
Vip-Net GSM d.o.o.                                 Croatia
Western Telesystems Ghana Limited                  Ghana
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